PRUDENTIAL’S GIBRALTAR FUND, INC.

Supplement dated July 13, 2016
to the Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information for Prudential’s Gibraltar Fund, Inc. (the Fund), and should be retained for future reference.

The Board of Directors of the Fund appointed Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL), as the securities lending agent for the Fund. GSAL replaced the Fund’s existing securities lending agent, PGIM, Inc. As is typical, GSAL receives as compensation a portion of the securities lending revenues.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GIBSAISUP1